Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	BGPT Trebia LP

Address of Joint Filer:	c/o System1, Inc.
4235 Redwood Avenue
Marine Del Rey, CA 90066

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	January 26, 2022

Designated Filer:	BGPT Trebia LP

Signature:

BGPT TREBIA LP
By its general partner, Bridgeport Partners GP LLC

/s/ Frank R. Martire, Jr.
Name: Frank R. Martire, Jr.
Title: Member

/s/ Frank Martire, III
Name: Frank Martire, III
Title: Member

Dated: January 28, 2022

Joint Filer Information
(continued)

Name of Joint Filer:	Bridgeport Partners GP LLC

Address of Joint Filer:	c/o System1, Inc.
4235 Redwood Avenue
Marine Del Rey, CA 90066

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	January 26, 2022

Designated Filer:	BGPT Trebia LP

Signature:

BRIDGEPORT PARTNERS GP LLC

/s/ Frank R. Martire, Jr.
Name: Frank R. Martire, Jr.
Title: Member

/s/ Frank Martire, III
Name: Frank Martire, III
Title: Member

Dated: January 28, 2022

Joint Filer Information
(continued)

Name of Joint Filer:	Frank R. Martire, Jr.

Address of Joint Filer:	c/o System1, Inc.
4235 Redwood Avenue
Marine Del Rey, CA 90066

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	January 26, 2022

Designated Filer:	BGPT Trebia LP

Signature:

By:	/s/ Frank R. Martire, Jr.
Name: Frank R. Martire, Jr.

Dated: January 28, 2022

Joint Filer Information
(continued)

Name of Joint Filer:	Frank Martire, III

Address of Joint Filer:	c/o System1, Inc.
4235 Redwood Avenue
Marine Del Rey, CA 90066

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	January 26, 2022

Designated Filer:	BGPT Trebia LP

Signature:

By:	/s/ Frank Martire, III
Name: Frank Martire, III

Dated: January 28, 2022